IN THE CIRCUIT COURT OF THE NINTH JUDICIAL CIRCUIT IN AND FOR ORANGE COUNTY, FLORIDA

LEE FIELDS

CASE NO.: 06-CA-715
DIVISION: 35

Plaintiff,

vs.

NATIONAL MEDICENTERS, INC. n/k/a VASCULAR RELIEF CENTERS CORP., a Nevada corporation; VEIN ASSOCIATES OF AMERICA, INC., a Florida corporation, f/k/a CYBERQUEST GROUP, INC.; and ERIC LUETKEMEYER,

Defendants.

______________________________/

MEMORANDUM OF MEDIATED SETTLEMENT

THIS MEMORANDUM OF MEDIATED SETTLEMENT sets forth the agreement of the parties hereto and has been entered into on **September 19, 2006**, between the above parties, on the advice and consent of their respective attorneys.

Terms of Settlement:

1) VEIN ASSOCIATES OF AMERICA INC (VEIN ASSOCIATES) AND VASCULAR RELIEF CENTERS CORP (VASCULAR RELIEF) JOINTLY SEVERALLY AGREE TO PAY LEE FIELDS (FIELDS) THE SUM OF $99,999 PAYABLE AS FOLLOWS:

(a) 10,000 ON OR BEFORE NOV. 3, 2006

(b) 5,000 ON OR BEFORE DEC 3, 2006

(c) 10,000 ON OR BEFORE JAN 3, 2007

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(d) $5,000 ON OR BEFORE FEB 5, 2007
(e) 10,000 ON OR BEFORE MARCH 5, 2007
(f) 5,000 ON OR BEFORE APRIL 5, 2007
(g) 10,000 ON OR BEFORE MAY 5, 2007
(h) $10,000 ON OR BEFORE JUNE 5, 2007
(i) 10,000 ON OR BEFORE JULY 5, 2007
(j) 10,000 ON OR BEFORE AUG 5, 2007
(k) 10,000 ON OR BEFORE SEPT 5, 2007
(l) 4,999 ON OR BEFORE OCT 5, 2007
[redacted]

2) VEIN ASSOCIATES WILL PAY THE ENTIRE MEDIATION FEE.

3.) UPON EXECUTION OF THIS AGREEMENT, VEIN ASSOCIATES WILL TRANSFER STOCK CERTIFICATE NUMBER 1642 IN THE AMOUNT OF 750,000 SHARES TO FIELDS. UPON FIELDS DELIVERY OF THE CERTIFICATE TO A STOCK BROKER WHO REQUESTS A 144 OPINION LETTER, VEIN ASSOCIATES WILL PROVIDE SAME AT THEIR EXPENSE WITHIN 10 BUSINESS DAYS.

4.) WITHIN 10 BUSINESS DAYS VEIN ASSOCIATES WILL ISSUE TO FIELDS [redacted] OPTIONS TO PURCHASE UP TO 200,000 SHARES OF STOCK OF VNAA COMMON STOCK AT AN EXERCISE PRICE DETERMINED AT THE CLOSE OF BUSINESS ON SEPT. 19, 2006. SAID OPTIONS WILL BE EXERCISABLE FOR THREE YEARS FROM THE DATE OF ISSUANCE.

5.) THE PARTIES SHALL EXECUTE AND EXCHANGE MUTUAL RELEASES IN THE FORM ATTACHED AS EXHIBIT A.

6.) FIELDS SHALL PROVIDE VEIN ASSOCIATES VASCULAR RELIEF WITH AN EXECUTED W9. VEIN ASSOCIATES/VASCULAR RELIEF WILL ISSUE TO FIELDS A 1099 FOR ALL PAYMENTS MADE TO HIM HEREUNDER. FIELDS WILL INDEMNIFY AND HOLD HARMLESS VEIN ASSOCIATES + VASCULAR RELIEF FROM ANY LIABILITY FOR WITHHOLDING TAXES + PENALTIES

7.) IN THE EVENT ANY PAYMENT REQUIRED HEREUNDER BY VEIN ASSOCIATES/VASCULAR RELIEF IS NOT MADE ON OR BEFORE THE DATES INDICATED IN PARAGRAPH 1, THEN FIELDS SHALL SEND NOTICE BY CERTIFIED MAIL RETURN RECEIPT REQUESTED TO VEIN ASSOCIATES (VA) / VASCULAR RELIEF (VR) 400 INTERNATIONAL PKWY, SUITE 100, HEATHROW, FL 32746. VA + VR SHALL HAVE 7 BUSINESS DAYS FROM RECEIPT OF SAID NOTICE TO CURE THE DEFAULT. IN THE EVENT VA/VR FAILS TO CURE THE DEFAULT WITHIN THE TIME ALLOTED THEN FIELDS MAY APPLY TO THE COURT FOR ENTRY OF A FINAL JUDGMENT WITHOUT FURTHER NOTICE FOR ALL AMOUNTS THEN DUE + REMAINING TO BE PAID HEREUNDER

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A COPY OF THE NOTICE OF DEFAULT SHALL BE SENT TO POHL + SHORT PA BY REGULAR U.S. MAIL.

8.) FOR ANY DEFAULT OF ANY NON MONETARY ~~DEFAULT~~ OBLIGATION HEREUNDER, FIELDS SHALL SEND NOTICE TO VA/VR BY CERTIFIED MAIL RETURN RECEIPT REQUESTED, AT THE ADDRESS IN PRECEDING PARAGRAPH. VA/VR SHALL HAVE 10 BUSINESS FROM RECEIPT OF SAID NOTICE TO CURE THE DEFAULT. IN THE EVENT VA/VR FAILS TO CURE THE DEFAULT, FIELDS MAY APPLY TO THE COURT FOR AN ORDER REQUIRING SPECIFIC PERFORMANCE OF THE OBLIGATION. NOTICE SHALL BE GIVEN TO VA/VR OF ANY APPLICATION TO THE COURT UNDER THIS PROVISION.

9.) ALL PAYMENTS MADE HEREUNDER SHALL BE PAYABLE TO LEE FIELDS, 240 EAGLE KNOB POINTE, LAKE MARY, FL 32746. FIELDS HAS THE OBLIGATION TO KEEP A CURRENT ADDRESS ON FILE WITH VA/VR.

10.) IN THE EVENT OF ANY ACTION TO ENFORCE THIS AGREEMENT, THE PREVAILING PARTY WILL BE ENTITLED TO ATTORNEYS FEES.

11.) WITHIN 30 DAYS OF THIS DATE IF NO DEFAULTS HAVE OCCURED HEREUNDER, PLAINTIFF + DEFENDANTS WILL DISMISS ALL CLAIMS + COUNTER CLAIMS WITH PREJUDICE WITH EACH SIDE TO BEAR THEIR OWN COSTS AND ATTORNEYS FEES WITH THE COURT RESERVING [illegible]

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THE PARTIES, AND EACH OF THEM, ACKNOWLEDGE THAT THE FOREGOING REPRESENTS THEIR COMPLETE AGREEMENT IN THIS MATTER.

PLAINTIFF

____
LEE FIELDS

DEFENDANTS

NATIONAL MEDICENTERS, INC.

By: ______________________________

As its: CEO

VEIN ASSOCIATES OF AMERICA, INC.

By: ______________________________

As its: CEO

____
ERIC LUETKEMEYER

____
MARY B. MEEKS, ESQUIRE

ATTORNEY FOR PLAINTIFF

____
J. STEPEHN MCDONALD, ESQ.

ATTORNEY FOR DEFENDANTS

RIGINAL DATE OF RESTRICTION: September 15, 2005

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

AUTHORIZED CAPITAL: 75,000,000

NUMBER
* 1642 *

SHARES
* 750,000 *
CUSIP: 922554 100

RESTRICTED SHARES - SEE REVERSE

THIS CERTIFIES THAT **** LEE FIELDS ****

IS THE RECORD HOLDER OF **** SEVEN HUNDRED FIFTY THOUSAND ****

FULLY PAID AND NON-ASSESSABLE SHARES OF $0.001 PAR VALUE COMMON STOCK OF

RESTRICTED SHARES – SEE REVERSE

VEIN ASSOCIATES OF AMERICA, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

transferable on the books of the Corporation in person or duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile of its duly authorized officers.

Dated: ***April 4, 2006***

VEIN ASSOCIATES OF AMERICA, INC
CORPORATE
Seal

VEIN ASSOCIATES OF AMERICA, INC

PRESIDENT

Countersigned & Registered:
West Coast Stock Transfer Inc.
Suite 302 – 850 West Hastings
Vancouver, B.C. V6C 1E1
(604) 682-2556 http://www.wcst.com/

By: ______________________
Authorized Signature

PROMISSORY NOTE
(Unsecured)

$7,000.00 September 19, 2006

THE UNDERSIGNED, VASCULAR RELIEF CENTERS, CORP. and VEIN ASSOCIATES OF AMERICA, INC., jointly and severally, promise to pay to the order of **DECUBELLIS, MEEKS & UNCAPHER, P.A.**, at 837 North Garland Avenue, Orlando, Florida 32801, the sum of Seven Thousand Dollars ($7,000.00), on or before October 9, 2006.

CONSIDERATION:

This Note is made in exchange for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

PREPAYMENT WITHOUT PENALTY:

Maker reserves the right of prepaying this Note, in part or in full, at any time without penalty.

DEFAULT, REMEDIES:

A. Acceleration of Principal Payment.

In the event the sum due is not paid within 5 days of the due date, or in the event of any default hereunder, the principal sum remaining unpaid hereunder shall immediately and without notice become due and payable at the election of the holder at any time thereafter.

B. Interest Rate From Date of Default.

The interest on any payment or payments of the principal amount or any part thereof which is not made within 5 days of the due date, shall, as of said due date, be at the maximum rate allowed, from time to time, by law.

C. Costs of Collection.

Upon default, Maker and any endorser, guarantor or surety agree to pay the cost of collection regarding this Note including any reasonable attorneys' fees for collection or litigation (including any appeals), whether collected through legal proceedings or otherwise.

D. Waivers.

Presentment, demand, protest, notice of dishonor and nonpayment, and all notices whatsoever are hereby waived by the Maker, and the Maker and any endorser or other party to this Note hereby waive the right to be sued after default in the county of their residence and specifically consent to jurisdiction and venue in Orange County, Florida.

E. Other Remedies.

Any default under this note shall constitute a default of the Mediated Settlement Agreement between Lee Fields and Vein Associates of America, Inc. dated September 19, 2006 and shall entitle Lee Fields to all remedies for default stated therein.

VEIN ASSOCIATES OF AMERICA, INC.,
a Florida corporation

By: ____________________

As its: CEO

Address: 400 International PrKwy Ste 100
Heathrow, FL 32746

VASCULAR RELIEF CENTERS, CORP.,
a Nevada corporation

By: [signature]

As its: CEO

Address: 400 International Pkwy Ste 100
Heathrow, FL 32746

STATE OF FLORIDA
COUNTY OF ORANGE

The foregoing instrument was acknowledged before me this 19th day of September 2006, by ERIC LUETKEMEYER as CEO of Vein Associates of America, Inc., who is personally known to me or who has produced Fla. Driver License # L 325-213-70-270-0 as identification and who did/did not take an oath.

NOTARY PUBLIC:

Sign: [signature]

Print: CAROL D. METHVEN
State of Florida at Large (Seal)
My Commission Expires:

CAROL D. METHVEN
MY COMMISSION # DD 466204
EXPIRES: November 1, 2009
Bonded Thru Notary Public Underwriters

STATE OF FLORIDA
COUNTY OF ORANGE

The foregoing instrument was acknowledged before me this 19th day of September 2006, by ERIC LUETKEMEYER, as CEO of Vascular Relief Centers, Corp., who is personally known to me or who has produced Fla. Driver License # L 325-213-70-270-0 as identification and who did/did not take an oath.

NOTARY PUBLIC:

Sign: [signature]

Print: CAROL D. METHVEN
State of Florida at Large (Seal)
My Commission Expires:

CAROL D. METHVEN
MY COMMISSION # DD 466204
EXPIRES: November 1, 2009
Bonded Thru Notary Public Underwriters

MUTUAL GENERAL RELEASE

For good and valuable consideration, without any admission of liability, the receipt and adequacy of which are hereby acknowledged, the undersigned parties, LEE FIELDS; NATIONAL MEDICENTERS, INC. n/k/a VASCULAR RELIEF CENTERS CORP.; VEIN ASSOCIATES OF AMERICA, INC. f/k/a CYBERQUEST GROUP, INC.; and ERIC LUETKEMEYER, individually and in any corporate capacity, hereby release, remise, acquit, satisfy, and forever discharge each other, their agents, representatives, personal representatives, successors, heirs or assigns, from any and all claims, causes of actions, suits, covenants, promises, agreements, obligations of any kind, and any other relationship of any kind arising out of or related to that certain action styled *Lee Fields vs. National Medicenters, Inc. N/k/a Vascular Relief Centers Corp., a Nevada Corporation; Vein Associates Of America, Inc., a Florida Corporation, f/k/a Cyberquest Group, Inc.; and Eric Luetkemeyer*, pending in the Circuit Court for Orange County, Florida, Case No. 06-CA-715, together with any such claims or obligations of any kind which any party ever had, now has, or may have against the others or each other for, upon or by reason of any matter, cause or thing whatsoever, including but not limited to any claim set forth in the above-styled action, from the beginning of the world to the day of these presents. This release specifically includes the covenant not to compete and all other provisions of the Employment Agreement between the parties dated November 18, 2004.

Mutual General Release by, between and among the parties is dated this 19th day of September, 2006.

LEE FIELDS

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NATIONAL MEDICENTERS, INC. n/k/a
VASCULAR RELIEF CENTERS CORP.

By: ______________________

VEIN ASSOCIATES OF AMERICA, INC.
f/k/a CYBERQUEST GROUP, INC.

By: ______________________

____
ERIC LUETKEMEYER

STATE OF FLORIDA

COUNTY OF ORANGE

The foregoing instrument was acknowledged before me this 19th day of September 2006, by LEE FIELDS, who is personally known to me or who has produced ______________________ as identification and who did/did not take an oath.

NOTARY PUBLIC:

Sign: ______________________

Print: CAROL D. METHVEN
State of Florida at Large (Seal)

CAROL D. METHVEN
MY COMMISSION # DD 466204
EXPIRES: November 1, 2009
Bonded Thru Notary Public Underwriters

My Commission Expires:

STATE OF FLORIDA

COUNTY OF ORANGE

The foregoing instrument was acknowledged before me this 19th day of September 2006, by ERIC LUETKEMEYER, as CEO of, NATIONAL MEDICENTERS, INC. n/k/a VASCULAR RELIEF CENTERS CORP., who is personally known to me or who has produced Fla. Driver License # L325-213-70-270-0 as identification and who did/did not take an oath.

NOTARY PUBLIC:

Sign: Carol D. Methven

Print: CAROL D. METHVEN

State of Florida at Large (Seal)

CAROL D. METHVEN
MY COMMISSION # DD 466204
EXPIRES: November 1, 2009
Bonded Thru Notary Public Underwriters

My Commission Expires:

STATE OF FLORIDA

COUNTY OF Orange

The foregoing instrument was acknowledged before me this 19th day of September 2006, by ERIC LUETKEMEYER, as CEO of VEIN ASSOCIATES OF AMERICA, INC. f/k/a CYBERQUEST GROUP, INC., who is personally known to me or who has produced Fla. Driver License # L325-213-70-270-0 as identification and who did/did not take an oath.

NOTARY PUBLIC:

Sign: Carol D. Methven

Print: CAROL D. METHVEN

State of Florida at Large (Seal)

CAROL D. METHVEN
MY COMMISSION # DD 466204
EXPIRES: November 1, 2009
Bonded Thru Notary Public Underwriters

My Commission Expires:

STATE OF FLORIDA

COUNTY OF ORANGE

The foregoing instrument was acknowledged before me this 19th day of September, 2006, by ERIC LUETKEMEYER, who is personally known to me or who has produced Fla. Driver License # 325-213-70-270-0 as identification and who did/did not take an oath.

NOTARY PUBLIC:

Sign: Carol D. Methven

Print: CAROL D. METHVEN
State of Florida at Large (Seal)

CAROL D. METHVEN
MY COMMISSION # DD 466204
EXPIRES: November 1, 2009
Bonded Thru Notary Public Underwriters

My Commission Expires: